                                                                      EXHIBIT 99


                LIONS GATE ENTERTAINMENT REPORTS RECORD REVENUE
               OF $188.7 MILLION FOR FIRST QUARTER OF FISCAL 2005

        LIONS GATE SENIOR MANAGEMENT UPS FISCAL 2005 REVENUE GUIDANCE TO
                                OVER $700 MILLION

         GODSEND, THE PUNISHER AND FAHRENHEIT 9/11 ARE LEADING REVENUE
                             DRIVERS FOR THE QUARTER

         COMPANY BEGINS TRADING ON NEW YORK STOCK EXCHANGE TODAY UNDER
                                TICKER SYMBOL LGF

VANCOUVER, BC, and SANTA MONICA, CA, August 9, 2004 -- Lions Gate Entertainment (NYSE: LGF), the premier independent producer and distributor of filmed entertainment, achieved revenue of $188.7 million during the first quarter of fiscal 2005 (period ended June 30, 2004), the highest quarterly revenue in its seven-year history. The total easily eclipsed Lions Gate's previous highest quarterly revenue of $159 million for the fourth quarter of fiscal 2004.

THE PUNISHER, GODSEND and the first six days of nationwide release of FAHRENHEIT 9/11 along with library sales were leading revenue drivers for the quarter. Video releases including THE COOLER, GIRL WITH A PEARL EARRING and STEP INTO LIQUID as well as previously released titles such as CABIN FEVER, the cult classic RESERVOIR DOGS, WONDERLAND and HOUSE OF THE DEAD were also significant revenue contributors. In addition, international sales of THE PUNISHER, GODSEND and Lions Gate's coproduction with Paramount Pictures, THE PRINCE AND ME, made significant revenue contributions along with Lions Gate Television's delivery of episodes of the dramatic series THE DEAD ZONE (now in its third season on USA Network) and the television movies and miniseries 5 DAYS TO MIDNIGHT, BRAVE NEW GIRL and INFIDELITY.

EBITDA (earnings before interest, interest rate swaps mark-to-market, income tax provision, depreciation, and minority interests) was negative $7.3 million for the first quarter compared to negative $9.7 million for the prior-year quarter. Net loss for the first quarter was $11.5 million, or loss per share of $0.12 on
94.9 million weighted average common shares outstanding compared to a net loss of $12.8 million, or loss per share of $0.28 on 46.9 million weighted average common shares outstanding for the prior-year quarter.

EBITDA and net loss improved from the prior-year quarter but were influenced by marketing and distribution costs during the first quarter of fiscal 2005. These included $55 million in theatrical marketing and distribution costs, primarily for the three wide releases THE PUNISHER, FAHRENHEIT 9/11 and GODSEND as well as pre-release expenditures for OPEN WATER (which was platform released this past weekend, achieving $1.1 million box office on 47 screens with a $23,000 per screen average and will go nationwide August 20) and THE COOKOUT. Most of FAHRENHEIT 9/11's theatrical revenues will be recorded in the second quarter of fiscal 2005, along with theatrical revenue for OPEN WATER and THE COOKOUT, and video/DVD revenue for THE PUNISHER, GODSEND, OPEN WATER and THE COOKOUT will be recorded throughout fiscal 2005.

"This quarter is representative of revenue levels as well as the mix and diversity of revenue sources anticipated from the consolidation of Lions Gate and Artisan," said Lions Gate Chief Executive Officer Jon Feltheimer. "The successful launch of our recent theatrical releases as well as home entertainment sales from new and catalog product gives me great confidence in reaffirming our previous guidance for the year."

Lions Gate senior management issued fiscal 2005 guidance on February 17, 2004 and June 29, 2004 of $80 million in free cash flow after debt service and $60 million in EBITDA.

Cash flows provided by operating activities (operating cash flow) in the first quarter of fiscal 2005 were $39.4 million compared to cash flows used in operating activities of $1.9 million in the prior-year quarter. The Company noted a significant increase in liquidity, with combined cash and availability under its credit facility at $82.1 million on June 30, 2004, an increase of $49.7 million from cash and availability of $32.4 million at March 31, 2004.

Lions Gate's G&A to revenue ratio in the first quarter was approximately 9%, and the Company projects that its G&A to revenue ratio will drop to about 71/2 % for the full fiscal year.

Lions Gate stock began trading today on the New York Stock Exchange under the ticker symbol LGF.

Lions Gate senior management will hold its analyst and investor conference call to discuss its first quarter financial results at 5:30 A.M. PDT, 8:30 A.M. EDT tomorrow, August 10, 2004. Interested parties may participate live in the conference call by calling 1-888-423-3275 (1-612-332-0335 outside the U.S. and Canada). A full digital replay will be available from tomorrow afternoon, Tuesday, August 10, through Tuesday, August 17, by dialing 1-800-475-6701 (1-320-365-3844 outside the U.S. and Canada) and using access code #741593.

Lions Gate is the premier independent producer and distributor of motion pictures, television programming, home entertainment, family entertainment and video-on-demand content. Its prestigious and prolific library of approximately 8000 titles is one of the largest in the entertainment industry. The Lions Gate brand name is synonymous with original, daring, quality entertainment in markets around the globe.

                             www.lionsgatefilms.com

                    *         *        *        *        *

NYSE AND TSX: LGF

For further information, please contact:

Peter D. Wilkes
310-255-3726
PWILKES@LGECORP.COM

The matters discussed in this press release include forward-looking statements. In addition, when used in this press release, the words "will," "position," "guidance" and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including risk factors as set forth in the Risk Factors sections of our Form 10-K, filed June 29, 2004,with the Securities and Exchange Commission and certain provincial securities commissions in Canada. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                         LIONS GATE ENTERTAINMENT CORP.

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                     JUNE 30, 2004   March 31, 2004
                                                                                     -------------   --------------
                                                                                     (UNAUDITED)
                                                                                      (ALL AMOUNTS IN THOUSANDS OF
                                                                                       U.S. DOLLARS, EXCEPT SHARE
                                                                                                AMOUNTS)
ASSETS
Cash and cash equivalents....................................................        $     22,059     $      7,089
Accounts receivable, net of reserve for video returns and other allowances of
  $50,976 (2004 -- $55,146) and provision for doubtful accounts of $10,036
  (2004 -- $11,702)..........................................................             103,517          129,245
Investment in films and television programs..................................             394,510          406,170
Property and equipment.......................................................              28,582           29,661
Goodwill.....................................................................             166,320          166,804
Other assets.................................................................              22,626           23,714
                                                                                     ------------     ------------
                                                                                     $    737,614     $    762,683
                                                                                     ============     ============
LIABILITIES
Bank loans...................................................................        $    291,871     $    326,174
Accounts payable and accrued liabilities.....................................             112,189          129,725
Film obligations.............................................................             137,481          114,068
Subordinated notes...........................................................              65,000           65,000
Mortgages payable............................................................              18,473           19,041
Deferred revenue.............................................................              45,593           38,932
Minority interests...........................................................                   8              135
                                                                                     ------------     ------------
                                                                                          670,615          693,075
                                                                                     ------------     ------------
Commitments and Contingencies

SHAREHOLDERS' EQUITY
Common stock, no par value, 500,000,000 shares authorized, 96,074,442 and
  93,615,896 shares issued and outstanding...................................             285,756          275,105
Accumulated paid in capital..................................................               2,440            2,440
Accumulated deficit..........................................................            (212,015)        (200,553)
Accumulated other comprehensive loss                                                       (9,182)          (7,384)
                                                                                     ------------     ------------
                                                                                           66,999           69,608
                                                                                     ------------     ------------
                                                                                     $    737,614     $    762,683
                                                                                     ============     ============

                         LIONS GATE ENTERTAINMENT CORP.

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                     THREE MONTHS      Three Months
                                                                                        ENDED             Ended
                                                                                    JUNE 30, 2004     June 30, 2003
                                                                                    -------------     -------------
                                                                                   (ALL AMOUNTS IN THOUSANDS OF U.S.
                                                                                   DOLLARS, EXCEPT PER SHARE AMOUNTS)
REVENUES.......................................................................       $  188,724        $   53,335
EXPENSES:
  Direct operating.............................................................           80,810            22,456
  Distribution and marketing...................................................           98,066            33,612
  General and administration...................................................           17,127             6,308
  Depreciation.................................................................              675               542
                                                                                      ----------        ----------
   Total expenses..............................................................          196,678            62,918
                                                                                      ----------        ----------
OPERATING LOSS.................................................................           (7,954)           (9,583)
                                                                                      ----------        ----------
OTHER EXPENSE (INCOME):
  Interest ....................................................................            5,424             2,060
  Interest rate swaps mark-to-market...........................................           (2,060)              314
  Minority interests...........................................................             (123)                -
                                                                                      ----------        ----------
     Total other expenses, net.................................................            3,241             2,374
                                                                                      ----------        ----------
LOSS BEFORE EQUITY INTERESTS AND INCOME TAXES..................................          (11,195)          (11,957)
Equity interests...............................................................                -              (655)
                                                                                      ----------        ----------
LOSS BEFORE INCOME TAXES.......................................................          (11,195)          (12,612)
Income tax provision...........................................................             (267)             (140)
                                                                                      ----------        ----------
NET LOSS.......................................................................          (11,462)          (12,752)
Dividends on Series A preferred shares.........................................                -              (127)
Accretion and amortization on Series A preferred shares........................                -              (355)
                                                                                      ----------        ----------
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS......................................       $  (11,462)       $  (13,234)
                                                                                      ==========        ==========
BASIC AND DILUTED LOSS PER COMMON SHARE........................................       $    (0.12)       $    (0.28)
                                                                                      ==========        ==========

                         LIONS GATE ENTERTAINMENT CORP.

       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY


                                                                 SERIES B                                    ACCUMULATED
                                      COMMON STOCK           PREFERRED SHARES    ACCUMULATED                    OTHER
                               -------------------------   --------------------    PAID IN    ACCUMULATED   COMPREHENSIVE
                                  NUMBER        AMOUNT      NUMBER     AMOUNT      CAPITAL      DEFICIT         LOSS        TOTAL
                               -----------   -----------   ---------  ---------  -----------  -----------   -------------  -------
                                                (ALL AMOUNTS IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AMOUNTS)
Balance at March 31, 2003 ...   43,231,921   $   157,675          10   $     --  $     1,874  $  (108,347)   $    (7,566)  $43,636
Issuance of common stock ....   44,951,056       103,176                                                                   103,176
Exercise of stock options ...      955,562         2,609                                                                     2,609
Exercise of warrants ........      275,400         1,377                                                                     1,377
Modification of stock
 options ....................           --           815                                                                       815
Redemption of Series A
 preferred shares ...........                                                            566                                   566
Conversion of Series A
 preferred shares ...........    4,201,957         9,453                                                                     9,453
Net loss available to
 common shareholders ........                                                                     (92,206)                 (92,206)
Foreign currency
 translation adjustments ....                                                                                       (440)     (440)
Net unrealized gain on
 foreign exchange
 contracts ..................                                                                                        622       622
                               -----------   -----------   ---------  ---------  -----------  -----------    -----------   -------
Balance at March 31, 2004 ...   93,615,896       275,105          10         --        2,440     (200,553)        (7,384)   69,608
Exercise of stock options ...      673,496         1,726                                                                     1,726
Exercise of warrants ........    1,785,050         8,925                                                                     8,925
Net loss available to
 common shareholders ........                                                                     (11,462)                 (11,462)
Foreign currency
 translation adjustments ....                                                                                     (1,153)   (1,153)
Net unrealized loss on
 foreign exchange
 contracts ..................                                                                                       (645)     (645)
                               -----------   -----------   ---------  ---------  -----------  -----------    -----------   -------
Balance at June 30, 2004 ....   96,074,442   $   285,756          10  $      --  $     2,440  $  (212,015)   $    (9,182)  $66,999
                               ===========   ===========   =========  =========  ===========  ===========    ===========   =======

                         LIONS GATE ENTERTAINMENT CORP.

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                           THREE MONTHS      Three Months
                                                                                               ENDED             Ended
                                                                                           JUNE 30, 2004     June 30, 2003
                                                                                    (ALL AMOUNTS IN THOUSANDS OF U. S. DOLLARS)
OPERATING ACTIVITIES:
Net loss.......................................................................            $    (11,462)     $    (12,752)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
   Depreciation of property and equipment......................................                     675               542
   Amortization of deferred financing costs....................................                     838               338
   Amortization of films and television programs...............................                  60,225            15,713
   Amortization of intangible asset............................................                     548                -
   Interest rate swap mark to market...........................................                  (2,060)              314
   Minority interests..........................................................                    (123)               -
   Equity interests............................................................                      -                655
Changes in operating assets and liabilities:
   Accounts receivable.........................................................                  24,767             4,760
   Increase in investment in films and television programs.....................                 (45,790)          (37,365)
   Other assets................................................................                      87            (1,063)
   Future income taxes.........................................................                      -               (232)
   Accounts payable and accrued liabilities....................................                 (17,372)            7,095
   Film obligations............................................................                  22,412            10,803
   Deferred revenue............................................................                   6,662             9,264
                                                                                           ------------      ------------
NET CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES......................                  39,407            (1,928)
                                                                                           ------------      ------------
FINANCING ACTIVITIES:
Issuance of common stock.......................................................                  10,651            30,219
Redemption of Series A preferred shares........................................                      -            (18,090)
Financing fees paid............................................................                    (346)               -
Decrease in bank loans.........................................................                 (34,285)           (6,851)
Decrease in mortgages payable..................................................                    (241)             (241)
                                                                                           ------------      ------------
NET CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES......................                 (24,221)            5,037
                                                                                           ------------      ------------
INVESTING ACTIVITIES:
Purchase of property and equipment.............................................                     (45)              (91)
                                                                                           ------------      ------------
NET CASH FLOWS USED IN INVESTING ACTIVITIES....................................                     (45)              (91)
                                                                                           ------------      ------------
NET CHANGE IN CASH AND CASH EQUIVALENTS........................................                  15,141             3,018
FOREIGN EXCHANGE EFFECT ON CASH................................................                    (171)            1,157
CASH AND CASH EQUIVALENTS -- BEGINNING OF PERIOD...............................                   7,089             6,851
                                                                                           ------------      ------------
CASH AND CASH EQUIVALENTS -- END OF PERIOD                                                 $     22,059      $     11,026
                                                                                           ============      ============

                         LIONS GATE ENTERTAINMENT CORP.

              RECONCILIATION OF NET INCOME (LOSS) TO CANADIAN GAAP

                                                                                                   NET LOSS
                                                                                                   --------
                                                                                        THREE MONTHS     THREE MONTHS
                                                                                           ENDED            ENDED
                                                                                          JUNE 30,         JUNE 30,
                                                                                            2004             2003
                                                                                        ------------     ------------
                                                                                         (ALL AMOUNTS IN THOUSANDS OF
                                                                                                U.S. DOLLARS)
AS REPORTED UNDER U.S. GAAP .........................................................      $(11,462)      $(12,752)
Adjustment for capitalized pre-operating costs ......................................            --           (154)
Adjustment for interest rate swaps ..................................................          (158)           314
Adjustment for accretion on subordinated notes ......................................          (618)            --
Adjustment for amortization of subordinated notes issue costs .......................            36             --
Adjustment for amortization of debt financing costs .................................            84             --
                                                                                           --------       --------
NET LOSS UNDER CANADIAN GAAP ........................................................      $(12,118)      $(12,592)
                                                                                           ========       ========

   On March 29, 2004, the new British Columbia Business Corporations Act came into force, which allows the Company to prepare its financial statements either under Canadian or U.S. GAAP. The Company has elected to prepare financial statements under U.S. GAAP commencing April 1, 2004.

                         LIONS GATE ENTERTAINMENT CORP.

                  RECONCILIATION OF EBITDA TO NET INCOME (LOSS)

                                             THREE MONTHS   THREE MONTHS
                                                ENDED          ENDED
                                               JUNE 30,       JUNE 30,
                                                2004           2003
                                              --------       --------
                                            (ALL AMOUNTS IN THOUSANDS OF
                                                   U.S. DOLLARS)
EBITDA, AS DEFINED .....................      $ (7,279)      $ (9,696)
Depreciation ...........................          (675)          (542)
Interest ...............................        (5,424)        (2,060)
Interest rate swaps mark-to-market .....         2,060           (314)
Minority interests .....................           123             --
Income tax provision ...................          (267)          (140)
                                              --------       --------
NET LOSS ...............................      $(11,462)      $(12,752)
                                              ========       ========

   EBITDA is defined as earnings before interest, interest rate swaps mark-to-market, income tax provision, depreciation and minority interests.

EBITDA is a non-GAAP financial measure. Management believes EBITDA to be a meaningful indicator of our performance that provides useful information to investors regarding our financial condition and results of operations. Presentation of EBITDA is consistent with our past practice, and EBITDA is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. While management considers EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. EBITDA does not reflect cash available to fund cash requirements. Not all companies calculate EBITDA in the same manner and the measure as presented may not be comparable to similarly-titled measures presented by other companies.

                         LIONS GATE ENTERTAINMENT CORP.

       RECONCILIATION OF FORECAST NET INCOME TO EBITDA AND FREE CASH FLOW

                                                      YEAR ENDED MARCH
                                                          31, 2005
                                                      (ALL AMOUNTS IN
                                                        THOUSANDS OF
                                                        U.S. DOLLARS)
FORECAST NET INCOME                                      $  20,000
Income tax provision                                        12,000
Interest                                                    25,600
Depreciation                                                 2,400
                                                         ---------
FORECAST EBITDA, AS DEFINED                              $  60,000
                                                         ---------
Amortization of films and television programs              195,400
Net investment in films and television programs           (115,300)
Changes in other operating assets and liabilities          (34,100)
Purchase of property and equipment                          (2,000)
Interest paid                                              (24,000)
                                                         ---------
FORECAST FREE CASH FLOW                                  $  80,000
                                                         ---------

   Free cash flow is defined as EBITDA plus amortization of films and television programs, less net investment in films and television programs, changes in other operating assets and liabilities, purchase of property and equipment and interest paid.